Exhibit 10.5

First AMENDMENT

TO THE PRIME VENDOR AGREEMENT

___________________________

This First Amendment to the Prime Vendor Agreement (the “First Amendment”) is made and entered into by and between Dougherty's Holdings, Inc. (“Buyer”) and Cardinal Health 110, LLC (f/k/a Cardinal Health 110, Inc.) and Cardinal Health 411, Inc. (collectively referred to herein as “Cardinal Health”).

Recitals

WHEREAS, Cardinal Health and Buyer are parties to that certain Prime Vendor Agreement that was effective as of May 1, 2014 (hereinafter “Agreement”); and

WHEREAS, Cardinal Health and Buyer desire to amend the Agreement as set forth in this First Amendment.

Statement of Agreement

NOW, THEREFORE, in return for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.                  Capitalized Terms. All capitalized terms used in this First Amendment not otherwise defined herein shall have the same meaning as is ascribed to them in the Agreement.

2.                   Term and Termination. Section 1 of the Agreement is hereby deleted in its entirety and replaced with the following: Term and Termination. The initial term of the Agreement shall commence on 5/1/2015 (the “Effective Date”) and shall continue in effect thereafter through 4/30/2018. Thereafter, the Agreement will automatically renew for two (2) additional one (1)-year renewal terms unless either party provides written notice of non-renewal to the other party at least ninety (90) days prior to the end of the initial term or the then-current renewal term, as applicable.  Either party may affect an early termination of the Agreement upon the occurrence of a material breach by the other party.  The non-breaching party must give written notice to the breaching party of the nature and occurrence of such breach. If the breach is not cured by the expiration of sixty (60) days from the date of such notice, or if the breaching party has not made reasonable efforts to effect the cure if the breach cannot reasonably be cured within such sixty (60) day period, then the non-breaching party may provide written notice to the breaching party that the Agreement will be terminated in thirty (30) days following the expiration of such sixty (60) day period. Notwithstanding the foregoing, in the event of a payment default by Buyer, or based upon other credit considerations deemed relevant by Cardinal Health, Cardinal Health may immediately terminate the Agreement upon the provision of notice to Buyer.

3.                   Pharmacy Locations. A current list of Pharmacies is attached hereto as Exhibit A.

4.                    Pricing Matrix.  The Pricing Matrix set forth in Exhibit B to the Agreement is hereby deleted in its entirety and a new Pricing Matrix is hereby added to the Agreement in the form attached to this First Amendment as Attachment 1. Furthermore, the parties hereby acknowledge and agree that the revised Pricing Matrix set forth in Attachment 1 to this First Amendment shall be effective for all purchases made by the Buyer under the Agreement on or after the effective date of this First Amendment.

5.                     Price Protection for Price Increases on Certain Generic Source Program Products. The following is hereby added to the Agreement.

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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Price Protection for Price Increases on Certain Generic Source Program Products

(i)            In General. In the event of a price increase on an Eligible Generic Source Program Product (as defined below) in which the Price Increase Amount (as defined below) is [***] or greater, Cardinal Health shall provide the Buyer a price protection rebate with respect to the Buyer’s Net Purchases of such Eligible Generic Source Program Product during the [***] days following such price increase (the “Price Increase Protection Period”), subject to the terms and conditions set forth in this Section. Specifically, in the event of an increase in the Buyer’s purchase price for an Eligible Generic Source Program Product, Cardinal Health shall pay the Buyer a rebate in an amount equal to [***] (the “Price Increase Protection Rebate”). The amount of a given Price Increase Protection Rebate shall be determined and paid for each calendar month during the applicable Price Increase Protection Period. If applicable, Cardinal Health shall pay the applicable portion of a given Price Increase Protection Rebate to the Buyer within [***] days following the end of each calendar month during the Price Increase Protection Period via check, EFT, or in the form of a credit memorandum to be used by the Buyer towards future purchases of Merchandise under the Agreement as mutually agreed upon by the parties. For purposes of this Section:

•	“Eligible Generic Source Program Product” means generic Rx Products available to the Buyer through the primary Cardinal Health Generic Source Program portfolio. For the sake of clarity, the parties acknowledge and agree that items in the Generic Source Program Back-up portfolio and (i) exclusive generic Rx Products, (ii) biogeneric products, and (iii) branded generic Rx Products shall NOT be eligible for a Price Increase Protection Rebate;

•	“Price Increase Amount” means the difference between: (a) the Buyer’s invoice price for the applicable Eligible Generic Source Program Product prior to the price increase, and (b) the Buyer’s invoice price for the applicable Eligible Generic Source Program Product immediately following the price increase;

•	“Rebate Premium” means the incremental amount of any rebate earned by the Buyer on an Eligible Generic Source Program Product by including the Price Increase Amount of the Eligible Generic Source Program Product as defined above. For the sake of clarity, a “Rebate Premium” will only be calculated for rebates that are paid solely on Generic Source Program products; and

•	“Average 30 Day Purchase Volume” shall be determined by: (x) taking the Buyer’s aggregate Net Purchases of the affected Eligible Generic Source Program Product at the NDC level during the 3 full calendar months prior to the month of the price increase, and (y) dividing the Buyer’s aggregate Net Purchases by the number of days in the 3 month historical period (“Average Daily Volume”), and (z) multiplying the Average Daily Volume by thirty (30).

(ii)            Multiple Price Increases. For the sake of clarity, the parties hereby acknowledge and agree that if there are multiple price increases on a given Eligible Generic Source Program Product during a Price Increase Protection Period, the Price Increase Protection Rebate for the Price Increase Protection Period shall be calculated on the basis of the Buyer’s Net Purchases of the Eligible Generic Source Program Product at each price during the Price Increase Protection Period. For example, if the price of a given Eligible Generic Source Program Product increases by [***], for example from [***] to [***], on October 1, 2014, the Buyer would receive a Price Increase Protection Rebate based on the [***] increase that was effective as of October 1, 2014, and such Price Increase Protection Rebate would be calculated on the basis of the Buyer’s applicable purchases of the Eligible Generic Source Program Product during the [***] days following October 1, 2014. However, if the price increases again on October 15, 2014, from [***] to [***] the Buyer would receive a Price Increase Protection Rebate based on the [***]increase on its applicable purchases from October 15 through the remainder of the Price Increase Protection Period (i.e., the Price Increase Protection Rebate would be based on: (A) the [***] increase on the Buyer’s applicable purchases from October 1 through October 14, and (B) the [***] increase on the Buyer’s applicable purchases from October 15 through the remainder of the Price Increase Protection Period.

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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(iii)                          Price Increase Followed by a Price Decrease. For the sake of clarity, the parties hereby acknowledge and agree that if the Buyer’s purchase price of a given Eligible Generic Source Program Product increases and then decreases within the Price Increase Protection Period, Cardinal Health will calculate the Price Increase Protection Rebate on the basis of the Buyer’s actual purchase price for the applicable Eligible Generic Source Program Product during the Price Increase Protection Period. To that end, for the sake of further clarity, the parties hereby acknowledge and agree that:

•	If during the Price Increase Protection Period, the Buyer’s purchase price for the Eligible Generic Source Program Product decreases, but DOES NOT fall below the Buyer’s purchase price for the Eligible Generic Source Program Product (i.e., the Buyer’s invoice price) prior to the price increase, the Price Increase Protection Rebate shall be calculated on the basis of the Buyer’s Net Purchases of the Eligible Generic Source Program Product at each price during the Price Increase Protection Period. For example, if the price of a given Eligible Generic Source Program Product increases from [***] to [***] on October 1, 2014, and if the price decreases from [***] to [***] on October 15, 2014, the amount of the Price Increase Protection Rebate for the Buyer’s applicable purchases of the Eligible Generic Source Program Product from October 1, 2014, through October 14, 2014, will be calculated on the basis of the [***] increase above the Buyer’s original purchase price for the Eligible Generic Source Program Product on September 30, 2014. However, the amount of the Price Increase Protection Rebate for the Buyer’s applicable purchases of the Eligible Generic Source Program Product from October 15, 2014, through the remainder of the Price Increase Protection Period would be calculated on the basis of the [***] increase above the Buyer’s original purchase price for the Eligible Generic Source Program Product on September 30, 2014.

•	If during the Price Increase Protection Period, the Buyer’s purchase price for the Eligible Generic Source Program Product FALLS BELOW the Buyer’s purchase price for the Eligible Generic Source Program Product (i.e., the Buyer’s invoice price) prior to the price increase, the Price Increase Protection Rebate shall be calculated on the basis of the Buyer’s Net Purchases of the Eligible Generic Source Program Product at a purchase price that was above the Buyer’s purchase price for the Eligible Generic Source Program Product (i.e., the Buyer’s invoice price) prior to the price increase during the Price Increase Protection Period. For example, if the price of a given Eligible Generic Source Program Product increases from [***] to [***] on October 1, 2014, and if the price decreases from [***] to [***] on October 15, 2014, the Buyer’s Price Increase Protection Rebate would equal: (A) [***], multiplied by (B) the Buyer’s applicable purchases of the Eligible Generic Source Program Product from October 1, 2014, through October 14, 2014; i.e., the Buyer would not receive a Price Increase Protection Rebate on its purchases of the Eligible Generic Source Program Product from October 15, 2014, through the remainder of the Price Increase Protection Period.

(iv)                           Price Protection Exclusions. Notwithstanding any other provision in this Section, if Cardinal Health increases the Buyer’s purchase price on a given Eligible Generic Source Program Product to correct a mistaken price decrease on the item, or due to other unforeseeable circumstances, the applicable price increase on the Eligible Generic Source Program Product will be excluded from the Price Increase Protection Rebate provisions set forth in this Section. Further notwithstanding any other provision in this Section, if the Buyer’s average monthly Net Purchases of Merchandise through the Cardinal Health Source Program during a given calendar quarter equals less than [***] of the Buyer’s average monthly Net Purchases of all Merchandise from Cardinal Health under the Agreement during the same quarter, then the Buyer shall not be eligible to receive a Price Increase Protection Rebate under this Section during the immediately following calendar quarter. Finally, notwithstanding any other provision in the Agreement, the parties acknowledge and agree that the Buyer shall not be eligible to receive a Price Increase Protection Rebate under this Section for purchases made by or for any non-retail pharmacy locations.

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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(v)                             Disclosure. The Price Increase Protection Rebate constitutes a “discount or other reduction in price,” as such terms are defined under the Medicare/Medicaid Anti-Kickback Statute, on the applicable generic Rx Products purchased by the Buyer under the Agreement. Cardinal Health and the Buyer agree to use commercially reasonable efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. § 1320a-7b(b)(3)(A) and the “safe harbor” regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h). In this regard, Buyer may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by the Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by Buyer and/or each Pharmacy.

6.                    Effectiveness. To the extent provided herein, this First Amendment supersedes or modifies any inconsistent provision of the Agreement.

7.                   No Other Changes. Except as amended by the provisions in this First Amendment, the Agreement shall remain in full force and effect.

8.                   First Amendment Effective Date. This First Amendment is effective as of May 1, 2015.

9.                   Counterparts. This First Amendment may be executed in counterparts, each of which is deemed to be an original, and together all of which shall constitute one and the same document.

IN WITNESS WHEREOF, the parties have agreed to the foregoing:

Dougherty's Holdings, Inc.	Cardinal Health 110, LLC
16250 Knoll Trail Drive, Suite 102, Dallas, TX, 75248	7000 Cardinal Place
Dublin, Ohio 43017
Telecopy: 972-250-0934	Telecopy: (614) 757-6000

By: /s/ Mark Heil	By: /s/ Robert Clift
Title: President and CFO	Title: Director of Sales
Date: May 14, 2015	Date: 5-11-15

Account Number ______________	Cardinal Health 411, Inc.
7000 Cardinal Place
Dublin, Ohio 43017
Telecopy: (614) 757-6000

By: /s/ Robert Clift
Title: Director of Sales
Date: 5-11-15

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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Exhibit A

Pharmacies

Location Type	Name	Street Address	City	State	Zip Code
Corporate Location	Dougherty's Holdings, Inc.	16520 Knoll Trail Drive Suite 102	Dallas	TX	75248
Pharmacy Location	Dougherty's Pharmacy	5959 Royal Lane, Suite 515	Dallas	TX	75230
Pharmacy Location	Dougherty's Pharmacy	11970 North Central Parkway, Suite 100	Dallas	TX	75243
Pharmacy Location	Dougherty Pharmacy	211 FM 1960 East Bypass	Humble	TX	77338
Pharmacy Location	McCrory's Pharmacy	6151 Dew Dr. Suite 100	El Paso	TX	79912

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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Attachment 1

Pricing Matrix

Purchase Price

Subject to Buyer’s compliance with Section 5 of the Agreement, Buyer will be entitled to purchase branded Rx Products from Cardinal Health (that are not Specially Priced Merchandise or subject to a Manufacturer Contract) for Buyer’s Pharmacies at a purchase price equal to Cardinal Health’s Cost minus the applicable percentage set forth in the matrix below:

Average Monthly Net Purchases	Discount [***]	Discount [***]	Discount [***]	Discount [***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

At the end of each calendar quarter the Agreement is in effect, Cardinal Health will evaluate Buyer’s average monthly Net Purchases during the calendar quarter. If Buyer’s average monthly Net Purchases during the quarter entitles Buyer to purchase branded Rx Products at a lower (or higher) purchase price according to the foregoing matrix than Buyer was invoiced during the quarter, then prospective adjustments to the invoiced purchase price will be made beginning as of the first day of the second month following the end of the quarter measured.

Buyer’s Initial Purchase Price

Based on Buyer’s representation that: (i) Buyer’s aggregate monthly Net Purchases from Cardinal Health under the Agreement shall be at least [***], and (ii) Buyer’s aggregate monthly Net Purchases under the Agreement of generic Rx Products through the Generic Source Program shall equal at least [***], each of the Buyer's individual Pharmacy locations will initially be invoiced at Cardinal Health's Cost Minus the applicable percentage in the [***] - [***] pricing tier set forth in the pricing matrix above. For example, if a given Pharmacy location pays in accordance with the [***] payment terms, the Buyer's initial purchase price for the Pharmacy location shall be [***].

Exceptions to the Foregoing Pricing

Notwithstanding the foregoing, as set forth in Section 4 of the Agreement, the purchase price for Specially Priced Merchandise shall not be based upon Cardinal Health’s [***] pricing in accordance with this Pricing Matrix, but instead will be net-billed in accordance with the terms and conditions established by Cardinal Health (including applicable mark-up) for such Merchandise. As also set forth in Section 4 of the Agreement, the purchase price of Merchandise that is subject to a Manufacturer Contract will equal Buyer’s contract price for the applicable Merchandise as set forth in the Manufacturer Contract.

GPO Administrative Fees

The pricing specified in the Pricing Matrix above does not reflect any administrative fees for membership in any group purchasing organization (a “GPO”). If Buyer or any Pharmacy affiliates with a GPO, the appropriate administrative fee will be added to the percentages specified in the Pricing Matrix.

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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Monthly Source Rebate

In General.  Subject to the limitations set forth below:

Cardinal Health shall pay the Buyer a monthly rebate (the “Monthly Source Rebate”) based on the Buyer’s retail Pharmacies’ aggregate Net Purchases of Merchandise through the Source Program during the applicable calendar month, including, but not limited to, those generic Rx Products purchased through the Generic Source Program. The Monthly Source Rebate shall be calculated by Cardinal Health for each full calendar month the Agreement is in effect and shall be provided by Cardinal Health to the Buyer, if applicable, within [***] days after the end of the applicable month via check, EFT, or in the form of a credit memorandum to be used by the Buyer towards future purchases of Merchandise under the Agreement as mutually agreed upon by the parties. The amount of a given Monthly Source Rebate shall be determined as follows:

If the Buyer’s retail Pharmacies’ aggregate Net Purchases of Merchandise through the Source Program are less than [***] of the [***] (the Buyer’s “Monthly Source Compliance”), the Buyer’s Monthly Source Rebate shall equal [***] of the Buyer’s retail Pharmacies’ aggregate Net Purchases through the Source Program during the applicable month.

However, if the Buyer’s retail Pharmacies’ aggregate Net Purchases of Merchandise through the Source Program during the applicable month are [***] or greater, the Buyer’s Monthly Source Rebate for the month shall be determined in accordance with the following table:

Retail Pharmacies' Monthly Net Purchases Through the Source Program	Monthly Source Rebate (As a Percentage of the Buyer’s Retail Pharmacies’ Net Purchases through the Source Program During the Applicable Month)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

In calculating a given Monthly Source Rebate, the percentages set forth in the rebate tiers above shall be cumulative. For example, the portion of the Pharmacies' Monthly Source Rebate for the first [***] purchased through the Source Program during the applicable month shall equal [***] (or [***]), and the portion of a Monthly Source Rebate for those purchases through the Source Program from [***] through [***] shall equal [***] (or [***]). Therefore, if the Pharmacies' aggregate Net Purchases through the Source Program equaled [***] during a given month, the Monthly Source Rebate would equal [***].

Limitations. As set forth above, the parties hereby specifically acknowledge and agree that the following Generic Source Program Products may be excluded from the calculation of the Monthly Source Rebate: (i) exclusive generic Rx Products, (ii) biogeneric products, and (iii) branded generic Rx Products.

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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Disclosure. The Monthly Source Rebate constitutes a “discount or other reduction in price,” as such terms are defined under the Medicare/Medicaid Anti Kickback Statute, on the applicable products purchased by Buyer under the Agreement. Cardinal Health and Buyer agree to use commercially reasonable efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. § 1320a 7b(b)(3)(A) and the “safe harbor” regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h). In this regard, Buyer may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by the Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by Buyer and/or each Pharmacy.

Monthly Source Compliance Rebate

In General. Subject to the limitations set forth below, in addition to the Monthly Source Rebate, Cardinal Health shall pay the Buyer an additional rebate (the “Monthly Source Compliance Rebate”) for any calendar month in which the Buyer’s retail Pharmacies’ aggregate Net Purchases of Merchandise through the Source Program equals at least [***]of the Buyer’s retail Pharmacies’ aggregate Net Purchases of all Merchandise under the Agreement (the Buyer’s “Monthly Source Compliance”). The Additional Monthly Source Rebate shall be calculated by Cardinal Health for each full calendar month the Agreement is in effect and shall be provided by Cardinal Health to the Buyer, if applicable, within [***] days after the end of the applicable month via check, EFT, or in the form of a credit memorandum to be used by the Buyer towards future purchases of Merchandise under the Agreement as mutually agreed upon by the parties. The amount of a given Monthly Source Compliance Rebate shall be determined in accordance with the following table.

Buyer’s Monthly Source Compliance	Monthly Source Compliance Rebate (As a Percentage of the Buyer’s Retail Pharmacies’ Net Purchases through the Source Program During the Applicable Month)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

*Rebate is not cumulative

Limitations. As set forth above, the parties hereby specifically acknowledge and agree that the following Generic Source Program Products may be excluded from the calculation of the Monthly Source Compliance Rebate: (i) exclusive generic Rx Products, (ii) biogeneric products, and (iii) branded generic Rx Products.

Disclosure. The Monthly Source Compliance Rebate constitutes a “discount or other reduction in price,” as such terms are defined under the Medicare/Medicaid Anti Kickback Statute, on the applicable products purchased by Buyer under the Agreement. Cardinal Health and Buyer agree to use commercially reasonable efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. § 1320a 7b(b)(3)(A) and the “safe harbor” regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h). In this regard, Buyer may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by the Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by Buyer and/or each Pharmacy.

Leader Brand Product Rebate

In General. If Buyer's aggregate Net Purchases of Leader Brand products by all Pharmacy locations equals at least [***] during a given calendar quarter, Cardinal Health shall pay Buyer a rebate (the "Leader Brand Product Rebate") based on Buyer's aggregate Net Purchases of Leader Brand products during the applicable calendar quarter by all Pharmacy locations. The Leader Brand Product Rebate shall be calculated by Cardinal Health for each full calendar quarter the Agreement is in effect and shall be provided by Cardinal Health to Buyer, if applicable, within [***] days after the end of the applicable quarter in the form of a credit memorandum to be used by Buyer towards future purchases of Merchandise under the Agreement. The amount of a given Leader Brand Product Rebate shall be determined in accordance with the following table:

Quarterly Net Purchases of Leader Brand Products	Leader Brand Product Rebate (As a % of Buyer's Aggregate Net Purchases of Leader Brand Product Purchases During the Quarter)
[***]	[***]
[***]	[***]
[***]	[***]

*Rebate is not cumulative

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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Disclosure. The Leader Brand Product Rebate constitutes a “discount or other reduction in price,” as such terms are defined under the Medicare/Medicaid Anti Kickback Statute, on the applicable products purchased by Buyer under the Agreement. Cardinal Health and Buyer agree to use commercially reasonable efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. § 1320a 7b(b)(3)(A) and the “safe harbor” regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h). In this regard, Buyer may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by the Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by Buyer and/or each Pharmacy.

Additional Monthly Source Rebate

In General. Subject to the limitations set forth below, in addition to the Monthly Source Rebate and the Monthly Source Compliance Rebate, Cardinal Health shall pay the Buyer an additional rebate (the “Additional Monthly Source Rebate”) for any calendar month in which the Buyer’s retail Pharmacies’ aggregate Net Purchases of Merchandise through the Source Program equals at least [***] of [the Buyer’s retail Pharmacies’ aggregate Net Purchases of all Merchandise under the Agreement (the Buyer’s “Monthly Source Compliance”). The Additional Monthly Source Rebate shall be calculated by Cardinal Health for each full calendar month the Agreement is in effect and shall be provided by Cardinal Health to the Buyer, if applicable, within [***] days after the end of the applicable month via check, EFT, or in the form of a credit memorandum to be used by the Buyer towards future purchases of Merchandise under the Agreement as mutually agreed upon by the parties. The amount of a given Additional Monthly Source Rebate shall equal [***].

Limitations. As set forth above, the parties hereby specifically acknowledge and agree that the following Generic Source Program Products may be excluded from the calculation of the Additional Monthly Source Rebate: (i) exclusive generic Rx Products, (ii) biogeneric products, and (iii) branded generic Rx Products.

Disclosure. The Additional Monthly Source Rebate constitutes a “discount or other reduction in price,” as such terms are defined under the Medicare/Medicaid Anti Kickback Statute, on the applicable products purchased by Buyer under the Agreement. Cardinal Health and Buyer agree to use commercially reasonable efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. § 1320a 7b(b)(3)(A) and the “safe harbor” regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h). In this regard, Buyer may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by the Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by Buyer and/or each Pharmacy.

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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Prepayment of a Portion of the Monthly Source Rebate and Monthly Source Compliance Rebate

In General.  Notwithstanding the foregoing, the parties hereby acknowledge and agree that Cardinal Health shall prepay to the Buyer a portion of the Monthly Source Rebate and the Monthly Source Compliance Rebate that Buyer can earn under the provisions set forth above (the “Monthly Source Rebate and the Monthly Source Compliance Rebate Prepayment”).  The amount of the Monthly Source Rebate and the Monthly Source Compliance Rebate Prepayment shall equal [***], and Cardinal Health shall pay the Monthly Source Rebate and the Monthly Source Compliance Rebate Prepayment to the Buyer via check, EFT, or in the form of a credit memorandum to be used by the Buyer towards future purchases of Merchandise under the Agreement as mutually agreed upon by the parties within [***] days after this First Amendment is fully executed by the parties.  Further notwithstanding the foregoing, the parties hereby acknowledge and agree that Cardinal Health SHALL NOT pay the Buyer any portion of a Monthly Source Rebate or any portion of a Monthly Source Compliance Rebate earned by Buyer in accordance with the provisions set forth above until such time as the aggregate amount of the Monthly Source Rebate and the Monthly Source Compliance Rebate earned by the Buyer in accordance with the provisions set forth above equals [***].  Once the aggregate amount of the Monthly Source Rebate and Monthly Source Compliance Rebate earned by the Buyer in accordance with the provisions set forth above equals [***], Cardinal Health shall begin to pay the Buyer the Monthly Source Rebate and the Monthly Source Compliance Rebate in accordance with the provisions set forth above.

The parties hereby acknowledge and agree that if the Agreement is terminated for any reason prior to that certain date upon which the aggregate amount of the Monthly Source Rebate and Monthly Source Compliance Rebate earned by the Buyer in accordance with the provisions set forth above equals [***], the Buyer shall repay to Cardinal Health the unearned portion of the Monthly Source Rebate and the Monthly Source Compliance Rebate Prepayment, which amount shall equal the difference between [***] and the aggregate amount of the Monthly Source Rebate and Monthly Source Compliance Rebate earned by the Buyer in accordance with the provisions set forth above through the effective date of the termination.

Disclosure.  The Monthly Source Rebate and the Monthly Source Compliance Rebate Prepayment constitute a “discount or other reduction in price,” as such terms are defined under the Medicare/Medicaid Anti-Kickback Statute, on the applicable products purchased by Buyer under the Agreement.  Cardinal Health and Buyer agree to use commercially reasonable efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. § 1320a-7b(b)(3)(A) and the “safe harbor” regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h).  In this regard, Buyer may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by the Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by Buyer and/or each Pharmacy.

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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